UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

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SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
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Pivotal Software, Inc.
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The following is an email sent to all employees from Edward Hieatt, Pivotal’s Senior Vice President, Customer Success, and Integration Lead. This email was sent on August 30, 2019.

Subject: Acquisition Update

From: Edward Hieatt

To: All Employees

Pivots -

Pivotal was a big part of Pat Gelsinger’s and Ray O’Farrell’s exciting keynotes at VMworld this week. There’s a lot in those keynotes, and you may not have had a chance to watch them, so I asked Ian to produce a concise video that describes what Tanzu is and how Pivotal’s products and services fit into VMware’s “Build, Run, Manage” strategy. I highly recommend everyone watch Ian’s video.

As Rob said, Ray will lead the Pivotal integration planning on the VMware side. Ray and I met this week to kick off integration planning and had a very productive session. We agreed to adhere, throughout the integration planning process, to the following guiding principles concerning the expected acquisition (which is still subject to necessary approvals):

•                  VMware is acquiring Pivotal because it is expanding its ambition with customers to cover the application/developer space, and Pivotal has the expertise to deliver that part of the Tanzu vision.

•                  VMware recognizes the power of what Pivotal has learned about delivering business outcomes with software and services.

•                  VMware sees aligned value in Pivotal’s software portfolio and intends to integrate it into the Tanzu vision to deliver a high productivity developer experience on Kubernetes.

•                  By combining forces, we can bring the expertise of Pivotal together with the broad reach and influence of VMware.

•                  We must keep the Pivotal business stable during this time, and we don’t intend for the integration process to be disruptive to our business.

While there are many open items to work on, I want all of you to understand the core reasons why VMware intends to acquire Pivotal, and how important it is to VMware that what Pivotal has built continues to thrive.

The next step is for each company to name its integration planning team, consisting of functional leaders who will be responsible for proposing integration plans for each part of Pivotal, and we will hold kickoff meetings for each in the coming weeks. My goal is to ensure that all voices are heard, so some of you will be actively involved. However, it is also critical that we don’t let this process distract us from running the business. I want to be clear: there is a time and a place for Integration planning discussions. Any discussions held outside of those forums will not be part of the integration plan.

And as Rob said, we’re committed to transparency and sharing details as soon as we have them. To that end, I will send a weekly update to everyone every Tuesday that will include the latest integration updates, as well as an updated Q&A. All of that information will be stored on the Inside Pivotal “In the Know” page, so I encourage everyone to continue to visit the page for the latest and greatest info.

-                    Edward

Forward-Looking Statements

This communication contains statements relating to the proposed transaction and its timetable for completion, which are “forward-looking statements” within the meaning of the U.S. federal securities laws and by their nature are uncertain. Words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “plans,” and similar expressions are also intended to identify forward-looking statements. Such forward-looking statements are not guarantees of future performance, and you are cautioned not to place undue reliance on these forward-looking statements. Actual results could differ materially from those projected in the forward-looking statements as a result of many factors, including but not limited to: (i) the ability to consummate the proposed transaction in the time frame expected by the parties or at all; (ii) any conditions imposed on the parties in connection with the consummation of the proposed transactions; (iii) the ability to obtain stockholder approval and the satisfaction of the other conditions to the consummation of the proposed transaction; (iv) the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers and customers; (v) the ability of third parties to fulfill their obligations relating to the proposed transaction; and (vi) and the other factors and financial, operational and legal risks or uncertainties described in Pivotal’s public filings with the SEC, including the “Risk Factors” and “Forward Looking Statements” sections of Pivotal’s Annual Report on Form 10-K for the fiscal year ended February 1, 2019 and subsequent Quarterly Reports on Form 10-Q. All information set forth in this release is current as of the date of this release. These forward-looking statements are based on current expectations and are subject to uncertainties, risks, assumptions, and changes in condition, significance, value and effect as well as other risks disclosed previously and from time to time in documents filed by us with the U.S. Securities and Exchange Commission (SEC). Pivotal disclaims any obligation to, and does not currently intend to, update any such forward-looking statements, whether written or oral, that may be made from time to time except as required by law.

Important Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Pivotal by VMware, Inc.

In connection with the proposed merger, Pivotal will file a proxy statement with the Securities and Exchange Commission (the “SEC”). STOCKHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a free copy of the proxy statement (when available) and any other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. In addition, stockholders will be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) at Pivotal’s website at www.pivotal.io/investors or by contacting Pivotal’s investor relations department via e-mail at ir@pivotal.io.

Participants in the Solicitation

Pivotal and its directors, executive officers and other members of its management and employees as well as VMWare and its directors and officers may be deemed to be participants in the solicitation of proxies with respect to the proposed transaction. Information about Pivotal’s directors and officers and their ownership of Pivotal’s common stock is set forth in the proxy statement for Pivotal’s 2019 Annual Meeting of Stockholders which was filed with the SEC on May 3, 2019. Stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the merger, including the interests of Pivotal’s directors and executive officers in the merger, which may be different than those of Pivotal’s stockholders generally, by reading the proxy statement, which will be filed with the SEC, and other materials relating to the transaction filed with the SEC. Investors should read such materials carefully before making any voting or investment decision.